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                                                                  EXHIBIT 10.7.1

                                 INTERCOMPANY
                                 ------------
                           REVOLVING LOAN AGREEMENT
                           ------------------------


     This INTERCOMPANY REVOLVING LOAN AGREEMENT ("Loan Agreement"), dated as of
                                                  --------------
July 4, 1998, is entered into by and between:

     (1) Seagate Technology, Inc. ("Lender"); and
                                    ------

     (2) Seagate Software, Inc., and its subsidiaries and affiliates

("Borrower").
  --------

In consideration of the covenants, conditions and agreements set forth herein, the parties agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

     1.1  "Advance" shall have the meaning given in Section 2.1 of the Loan
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Agreement.

     1.2  "Average Net Receivable" shall have the meaning given in section 3.1
          -----------------------
of the Loan Agreement.

     1.3  "Business Day" shall mean any day on which commercial banks are not
           ------------
authorized or required to close in San Francisco, California.

     1.4  "Commitment" shall mean an amount equal to $60,000,000.00.
           ----------

     1.5  "Default" shall mean any event or circumstance not yet constituting an
           -------
Event of Default but which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

     1.6  "Event of Default" shall have the meaning given to that term in
           ----------------
Section 6.1.

     1.7  "GAAP" shall mean generally accepted accounting principles and
           ----
practices as promulgated by the Financial Accounting Standards Board and as in effect in the United States of America from time to time, consistently applied. Unless otherwise indicated in this Loan Agreement, all accounting terms used in this Loan Agreement shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP.

     1.8  "Governmental Authority" shall mean any domestic or foreign national,
           ----------------------
state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     1.9  "Indebtedness" of any Person shall mean and include the aggregate
           ------------
amount of, without duplication (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to

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pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (d) all obligations under capital leases of such Person, (e) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, (f) all guaranties of such Person of the obligations of another Person; (g) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement upon an event of default are limited to repossession or sale of such property), (h) net exposure under any interest rate swap, currency swap, forward, cap, floor or other similar contract that is not entered to in connection with a bona fide hedging operation that provides offsetting benefits to such Person, which agreements shall be marked to market on a current basis,
(i) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

     1.10  "Interest Income" shall have the meaning given in section 3.1 of the
            ---------------
Loan Agreement.

     1.11  "LIBOR Rate" shall mean the rate per annum, calculated to the nearest
           -----------
 .01%, at which U.S. dollar deposits are offered in the London interbank market for one month periods as quoted by Bloomberg Financial Services. All computations of such interest shall be based on a year of 360 days and actual days elapsed. Such LIBOR Rate shall remain in effect until it is adjusted on the first Business Day of the following fiscal month.

     1.12  "Loan Agreement" shall have the meaning set forth in the opening
            --------------
paragraph of this document.

     1.13  "Loan Documents" shall mean and include this Loan Agreement and any
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other documents, instruments and agreements delivered to Lender in connection with this Loan Agreement.

     1.14  "Obligations" shall mean and include all Advances, debts,
            -----------
liabilities, and financial obligations, howsoever arising, owed by Borrower to Lender of every kind and description (whether or not evidenced by any note or instrument), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of any of the Loan Documents, including, without limitation, all interest, fees, charges, expenses, reasonable attorneys' fees (and expenses) and accountants' fees (and expenses) chargeable to Borrower or payable by Borrower hereunder or thereunder.

     1.15  "Person" shall mean and include an individual, a partnership, a
            ------
corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a Governmental Authority.

     1.16  "Termination Date" shall mean the second anniversary of the date of
            ----------------
this Loan Agreement.


                                   ARTICLE 2
                                   ADVANCES

     2.1  Terms.  Subject to the terms and conditions of this Loan Agreement,
          -----
Lender agrees to advance to Borrower from time to time and until the Termination Date, and continuing thereafter by mutual consent, such sums as Borrower may request (the "Advances") but which shall not exceed, in

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the aggregate principal amount at any one time outstanding, the Commitment.
Advances shall be made in lawful currency of the United States of America and shall be made during the fiscal month from immediately available funds. Subject to the terms and conditions hereof, Borrower may borrow pursuant to this Section 2.1, prepay the Advances and reborrow pursuant to this Section 2.1.

     2.2  Payment of Principal upon Maturity.  If not paid earlier, the
          ----------------------------------
outstanding principal balance of all Advances shall be due and payable to the Lender on the Termination Date.

     2.3  Interest Payments. Interest shall be payable by and accrue to the
          -----------------
Borrower at the beginning of each fiscal month based on a formula that takes into account the average of the Borrower's net payable balance with the Lender at the end of the prior two fiscal months. Interest charged in respect to the calculation is at the rate of the LIBOR Rate in effect plus two per cent. All computations of such interest shall be based on a year of 360 days and actual days elapsed for each day on which any principal balance is outstanding under the terms of the Loan Agreement.

     2.4  Interest Payments.  Interest accruing in the fiscal month of the
          -----------------
Termination Date shall be payable and accrue to the Borrower on the Termination Date.

     2.5  Other Payment Terms.
          -------------------

     (a) Place and Manner. Borrower shall make all payments due to Lender hereunder in lawful money of the United States and in same day or immediately available funds.

     (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

     (c) Default Rate. From and after the occurrence of an Event of Default and during the continuance thereof, Borrower shall pay interest on all Obligations not paid when due, from the date due thereof until such amounts are paid in full at a per annum rate equal to the three (3) percentage points in excess of the rate otherwise applicable to Advances. All computations of such interest shall be based on a year of 360 days and actual days elapsed.

     2.6  Loan Account. The Obligations of Borrower to Lender hereunder shall be
          ------------
evidenced by one or more accounts or records maintained by Lender in the ordinary course of business. The accounts or records maintained by Lender shall be presumptive evidence of the amount of such Obligations, and the interest and principal payments thereon. Any failure so to record or any error in so doing shall not, however, limit, increase or otherwise affect the obligation of Borrower hereunder to pay any amount owning hereunder.


                                   ARTICLE 3
                                INTEREST INCOME

     3.1  Terms.  Subject to the terms and conditions of this Loan Agreement, a
          -----
Borrower's "average net receivable" exists when the average of the Borrower's net payable balance with the Lender at the end of the prior two fiscal months results in a net receivable position. Lender agrees to compensate Borrower ("interest income") when an average net receivable exists. Interest Income shall

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be paid in lawful currency of the United States of America and shall be cumulated as of the last day of the fiscal month.

     3.2  Interest Payments.  Interest shall be payable and accrue to the Lender
          -----------------
at the beginning of each fiscal month for any month in which an average net receivable exists. Interest earned in respect to the calculation is at the rate of the Lender's monthly in-house portfolio yield as calculated by the Borrower no later than the twentieth day of the following month. All computations of such interest shall be based on the average net receivable balance on actual days lapsed.

     3.3  Payment of Net Receivable Accrued Interest  The Borrower has the
          ------------------------------------------
option to convert the month-end receivable balance to a cash deposit in the name of the Borrower at its sole discretion.


                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

     To induce Lender to enter into this Loan Agreement and to make Advances hereunder, Borrower represents and warrants to Lender as follows:

     4.1  Due Incorporation, Qualification, etc.  Borrower is a corporation duly
          --------------------------------------
organized, validly existing and in good standing under the laws of its state of incorporation.

     4.2  Authority.  The execution, delivery and performance by Borrower of
          ---------
each Loan Document to be executed by Borrower and the consummation of the transactions contemplated thereby (i) are within the power of Borrower and (ii) have been duly authorized by all necessary actions on the part of Borrower.

     4.3  Enforceability.  Each Loan Document executed, or to be executed, by
          --------------
Borrower has been, or will be, duly executed and delivered by Borrower and constitutes, or will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.


                                   ARTICLE 5
                         CONDITIONS TO MAKING ADVANCES

     Lender's obligation to make the initial Advance and each subsequent Advance is subject to the prior satisfaction or waiver of all the conditions set forth in this Article 5.

     5.1  Principal Loan Documents.  Borrower shall have duly executed and
          ------------------------
delivered to Lender: (a) the Loan Agreement; and (b) such other documents, instruments and agreements as Lender may reasonably request.

     5.2  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by Borrower in Article 4 hereof shall be true and correct as of the date on which each Advance is made and after giving effect to the making of the Advance. The submission by Borrower to Lender of a request for an Advance shall be deemed to be a certification by the Borrower that as of the date of borrowing, the representations and warranties made by Borrower in Article 5 hereof are true and correct.

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     5.3  No Event of Default or Default.  No Event of Default or Default has
          ------------------------------
occurred or is continuing.

     5.4  Total Outstanding Advances.  The total aggregate principal amount of
          --------------------------
outstanding Advances does not exceed the Commitment.


                                   ARTICLE 6
                               EVENTS OF DEFAULT

     6.1  Events of Default.  The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" under this Loan Agreement and the Note:

     (a) Failure to Pay. Borrower shall fail to pay (i) the principal amount of all outstanding Advances on the Termination Date hereunder; (ii) any interest, Obligation or other payment required under the terms of this Loan Agreement or any other Loan Document on the date due and such failure shall continue for five
(5) Business Days after Borrower's receipt of Lender's written notice thereof to Borrower; or (iii) any Indebtedness (excluding Obligations) owed by Borrower to Lender on the date due and such failure shall continue for five (5) Business Days after Borrower's receipt of Lender's written notice thereof to Borrower; or

     (b) Breaches of Covenants. Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Loan Agreement or any other Loan Document and (i) such failure shall continue for ten
(10) Business Days after Borrower's receipt of Lender's written notice thereof to Borrower, or (ii) if such failure is not curable within such ten (10) Business Day period, but is reasonably capable of cure within thirty (30) Business Days, either (A) such failure shall continue for thirty (30) Business Days after Borrower's receipt of Lender's written notice thereof to Borrower or
(B) Borrower shall not have commenced a cure in a manner reasonably satisfactory to Lender within the initial ten (10) Business Day period following receipt of notice; or

     (c) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Borrower to Lender in writing in connection with any of the Loan Documents, or as an inducement to Lender to enter into this Loan Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

     (d) Voluntary Bankruptcy or Insolvency Proceedings. Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidation or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term is defined in 11 U.S.C. (S)101 (32), as amended from time to time), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

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     (e) Involuntary Bankruptcy or Insolvency Proceedings.  Proceedings for the
appointment of a receiver, trustee, liquidator or custodian of Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) calendar days of commencement.

     6.2  Rights of Lender upon Default.
          -----------------------------

     (a) Acceleration. Upon the occurrence or existence of any Event of Default described in Sections 6.1(d) and 6.1(e), automatically and without notice or, at the option of Lender, upon the occurrence of any other Event of Default, all outstanding Obligations payable by Borrower hereunder shall become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Loan Documents to the contrary notwithstanding.

     (b) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Loan Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, any transaction contemplated thereby or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder.


                                   ARTICLE 7
                                 MISCELLANEOUS

     7.1  Notices.  Except as otherwise provided herein, all notices, requests,
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demands, consents, instructions or other communications to or upon Lender or
Borrower under this Agreement or the other Loan Documents shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth below (or to such other telecopier number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt; provided,
                                                                 --------
however, that any notice delivered to Lender under Article 2 shall not be
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effective until received by Lender.

     LENDER:  Seagate Technology, Inc.
              920 Disc Drive
              Scotts Valley, California  95066
              Attention:  David Nelson



     BORROWER:  Seagate Software, Inc., and its subsidiaries and affiliates
                915 Disc Drive
                Scotts Valley, California  95066

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                Attention:  Ellen Chamberlain

     7.2  Waivers; Amendments.  Any term, covenant, agreement or condition of
          -------------------
this Loan Agreement or any other Loan Document may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and Lender. No failure or delay by Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. A waiver or consent given hereunder shall be effective only if in writing and in the specific instance and for the specific purpose for which given.

     7.3  Successors and Assigns.  This Loan Agreement and the other Loan
          ----------------------
Documents shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and permitted assigns, except that Borrower may not assign or transfer (and any such attempted assignment or transfer shall be void) any of its rights or obligations under any Loan Document without the prior written consent of Lender.

     7.4  Set-off.  In addition to any rights and remedies of Lender provided by
          -------
law, Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against any Indebtedness, whether matured or unmatured, of Borrower to Lender (including, without limitation, the Obligations), any amount owing from Lender to Borrower. The aforesaid right of set-off may be exercised by Lender against Borrower or against any trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by Lender prior to the occurrence of a Default or an Event of Default. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender, provided that the failure
                                                       --------
to give such notice shall not affect the validity of such set-off and application.

     7.5  No Third Party Rights.  Nothing expressed in or to be implied from
          ---------------------
this Agreement or any other Loan Document is intended to give, or shall be construed to give, any Person, other than the parties hereto and thereto and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or any other Loan Document.

     7.6  Partial Invalidity.  If at any time any provision of this Loan
          ------------------
Agreement or any of the Loan Documents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of the Loan Agreement or such other Loan Documents, nor the legality, validity or enforceability of such provision under the law of any other jurisdiction, shall in any way be affected or impaired thereby.

     7.7  Governing Law.  This Loan Agreement and each of the other Loan
          -------------
Documents shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     7.8  Construction.  Each of this Loan Agreement and the other Loan
          ------------
Documents is the result of negotiations among, and has been reviewed by, Borrower, Lender and their respective counsel. Accordingly, this Loan Agreement and the other Loan Documents shall be deemed to be the

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product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender.

     7.9  Entire Agreement.  This Loan Agreement and the other Loan Documents,
          ----------------
taken together, constitute and contain the entire agreement of Borrower and Lender with respect to the subject matter hereby and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.


     IN WITNESS WHEREOF, the parties have executed this Loan Agreement as of the date first set forth above.


                                           BORROWER:

                                           SEAGATE SOFTWARE, INC., AND ITS
                                           SUBSIDIARIES AFFILIATES


                                           By: /s/ Ellen E. Chamberlain
                                               --------------------------------
                                           Name:  Ellen E. Chamberlain
                                           Title: Senior Vice President & Chief
                                                  Financial Officer

                                           LENDER:

                                           SEAGATE TECHNOLOGY, INC.

                                           By: /s/ Charles C. Pope
                                               --------------------------------
                                           Name:  Charles C. Pope
                                           Title: Senior Vice President & Chief
                                                  Financial Officer


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